UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2022
SMART SAND, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37936	45-2809926
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1725 Hughes Landing Blvd, Suite 800
The Woodlands, Texas 77380
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 231-2660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 4, 2022, Smart Sand, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Hi-Crush Inc., a Delaware corporation (“HCR”), and Hi-Crush Blair LLC, a Delaware limited liability company and wholly-owned subsidiary of HCR (“Blair”), pursuant to which the Company acquired all of the issued and outstanding limited liability company interests of Blair from HCR for aggregate cash consideration of $6.45 million, subject to customary purchase price adjustments as set forth in the Purchase Agreement (the “Transaction”). The aggregate consideration payable by the Company was determined by arms-length negotiations between the Company and HCR, and not pursuant to any specific formula or principle. Entities affiliated with Clearlake Capital Group, L.P. (“Clearlake”), who collectively own approximately 24% of the Company’s outstanding common stock, also own a significant portion of the outstanding common stock of HCR, and representatives of Clearlake serve on the Company’s board of directors and HCR’s board of directors. The Transaction was unanimously approved by the disinterested directors of both the Company and HCR.

The primary assets of Blair consist of a frac sand mine and related processing facility located in Blair, Wisconsin (the “Facility”), which is currently idled. The Facility, which has approximately 2.8 million tons of total annual processing capacity, contains an onsite, unit train capable rail terminal with access to the Class 1 Canadian National Railway.

The Purchase Agreement includes customary representations, warranties, covenants and indemnities by the parties.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The description contained in Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.01.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
2.1	Membership Interest Purchase Agreement, dated March 4, 2022, by and among Smart Sand, Inc., Hi-Crush Inc. and Hi-Crush Blair LLC
104	Cover Page Interactive Data File

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated:	March 8, 2022	By:	/s/ Lee E. Beckelman
Lee E. Beckelman
Chief Financial Officer